Exhibit 10.12

EXECUTION COPY

*Confidential Treatment Requested by Celera Corporation*

ASSIGNMENT AGREEMENT

BY AND BETWEEN

PHARMACYCLICS, INC.

AND

APPLERA CORPORATION

April 7, 2006

*Confidential Treatment Requested by Celera Corporation*

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*Confidential Treatment Requested by Celera Corporation*

1.42	“New Drug Application” or “NDA”	21
1.43	“Patent”	21
1.44	“Phase 3 Clinical Trial”	22
1.45	“Regulatory Approval”	22
1.46	“Regulatory Authority”	22
1.47	“Royalty” or Royalties”	23
1.48	“Technology”	23
1.49	“Term”	23
1.50	“Third Party”	23

ARTICLE 2 ASSIGNMENT AND DELIVERY		11
2.1	Assignment	24
2.2	Delivery	24
2.3	License	26

ARTICLE 3 DEVELOPMENT		12
3.1	Material Agreements	26
3.2	Development Efforts	27
3.3	Celera Assistance and Cooperation	28
3.4	Development Summaries	28

ARTICLE 4 REGULATORY		13
4.1	General	29
4.2	Regulatory Reports and Additional Regulatory Filings	29
4.3	Applications for Regulatory Exclusivity	30

ARTICLE 5 COMMERCIALIZATION		13
5.1	Pricing	30
5.2	Diligence	30
5.3	Reports	32

ARTICLE 6 CONSIDERATION		14
6.1	Fee	32
6.2	Stock	33
6.3	Product Milestones	33
6.4	Royalties	34
6.5	Term of Royalties Payments	37
6.6	Royalty Payments and Reports	38
6.7	Records; Royalty Audit	38
6.8	Taxes	40
6.9	Blocked Currency	42
6.10	Foreign Exchange	42
6.11	Late Payments	42

ARTICLE 7 INTELLECTUAL PROPERTY		18
7.1	Prosecution of Patents	43
7.2	Infringement of Patents by Third Parties	43

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*Confidential Treatment Requested by Celera Corporation*

7.3	Infringement of Third Party Rights	45

ARTICLE 8 REPRESENTATIONS AND WARRANTIES		19
8.1	Mutual Representations and Warranties	46
8.2	Mutual Covenants	48
8.3	Representations and Warranties of Celera	49
8.4	Representations, Warranties and Covenants of Pharmacyclics	54
8.5	Disclaimer	55
8.6	Limitation	56

ARTICLE 9 INDEMNIFICATION		23
9.1	Indemnification by Celera	57
9.2	Indemnification by Pharmacyclics	59
9.3	Insurance	61
9.4	Limitation of Liability	62

ARTICLE 10 CONFIDENTIALITY		25
10.1	Treatment of Confidential Information	63
10.2	Authorized Disclosure	64
10.3	Publicity; Terms of Agreement	65

ARTICLE 11 TERM AND TERMINATION		27
11.1	Term	66
11.2	Termination for Default	66
11.3	Reversion	67
11.4	Survival	67

ARTICLE 12 DISPUTE RESOLUTION		27
12.1	Disputes	67
12.2	Governing Law; Judicial Resolution	69
12.3	Patent Dispute Resolution	70

ARTICLE 13 MISCELLANEOUS		28
13.1	Entire Agreement; Amendment	70
13.2	Force Majeure	71
13.3	Notices	72
13.4	Maintenance of Records	73
13.5	No Strict Construction	74
13.6	Counterparts	74
13.7	Severability	74
13.8	Headings	75
13.9	Further Actions	75
13.10	Independent Contractors	75
13.11	Use of Name	75
13.12	No Waiver	76

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*Confidential Treatment Requested by Celera Corporation*

ASSIGNMENT AGREEMENT

THIS ASSIGNMENT AGREEMENT (the “Agreement”), effective as of April 7, 2006 (“Effective Date”), is by and between PHARMACYCLICS, INC., a Delaware corporation having its principal place of business at 995 East Arques Avenue, Sunnyvale, California 94085 (“Pharmacyclics”) and APPLERA CORPORATION, a Delaware corporation, by and through the CELERA GENOMICS GROUP having its principal place of business at 45 West Gude Drive, Rockville, Maryland 20850 (“Celera”). Celera and Pharmacyclics are sometimes referred to herein individually as a “Party” and collectively as the “Parties” and references to “Pharmacyclics” and “Celera” will include their respective Affiliates.

RECITALS

WHEREAS, Celera has been conducting research directed to the discovery and development of therapeutic products and methods based on (i) HDAC inhibitor compounds, including intravenous and oral formulations of a clinical lead compound having the corporate identification [***], a backup compound having the corporate identification [***] and other compounds identified as selective HDAC-8 inhibitor compounds; (ii) Factor VIIa inhibitor compounds, including a preclinical lead compound having the corporate identification [***] and a backup compound having the corporate identification [***] and other compounds identified in its program on Factor VIIa inhibitor compounds; and (iii) Btk inhibitor compounds, including lead optimization compounds identified in the Btk inhibitor program (collectively “Celera Programs”); and

WHEREAS, Pharmacyclics desires to acquire, and Celera wishes to sell to Pharmacyclics, all proprietary technology and know-how that relate to the Celera Programs, including but not limited to, (i) the small molecule HDAC inhibitor compound [***] and all clinical trial data and results related thereto, (ii) the multiple small molecule backup compounds in various stages of preclinical development, including [***] and [***], (iii) certain compounds and related information associated with Celera Programs, and (iv) related intellectual property and know-how, on the terms and conditions set forth herein.

NOW THEREFORE, based on the foregoing premises and the mutual covenants and obligations set forth below, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

The following terms have the following meanings as used in this Agreement:

1.1                               “Active Component” means any product other than an Assigned Product which performs an identifiable therapeutic or prophylactic function when combined with an Assigned Product.

1.2                               “Affiliate” means a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with Celera or

*Confidential Treatment Requested by Celera Corporation*

Pharmacyclics. For purposes of this definition, “control” means the possession, direct or indirect, of the power to cause the direction of the management and policies of a Person, whether through ownership of fifty percent (50%) or more of the voting securities of such Person, by contract or otherwise.

1.3                               “Assigned Product” means Btk Product, Factor VIIa Product or HDAC Product, and “Assigned Products” means all of the foregoing.

1.4                               “Btk Compound” means any Btk inhibitor compound identified by Celera during its Btk Program and any other small molecule that acts as a Btk inhibitor.

1.5                               “Btk Product” means any product

(a)                                  that comprises

(i) [***]

(ii) [***]

and

(b)                                 that

(i) [***]

(ii) [***]

1.6                               “Btk Program” means the research activities conducted by Celera prior to the Effective Date directed to the discovery and development of small molecule Btk inhibitors as therapeutic agents..

1.7                               “Bulk Form” means (a) bulk active pharmaceutical ingredient, (b) with respect to biologics, bulk drug substance (whether formulated or not) of the applicable product, or (c) any pharmaceutical ingredient that as sold cannot be used or distributed without further processing, combination with other Active Components or inactive components or packaging into Dosage Form.

1.8                               “Celera Intellectual Property” means Celera Material, Celera Patents and Celera Technology.

1.9                               “Celera Material” means any and all small molecules synthesized by Celera or under the direction and control of Celera pursuant to the Celera Programs, clinical formulations thereof, and backup compounds, that are in the possession of Celera, or a Celera contractor and accessible to Celera, and retrievable upon exercise by Celera of reasonable efforts.

*Confidential Treatment Requested by Celera Corporation*

1.10                        “Celera Patent” means any and all Patents that claim Celera Technology, including without limitation, the Patents listed in Exhibit 1.10.

1.11                        “Celera Program” means the HDAC Program, Factor VIIa Program or Btk Program.

1.12                        “Celera Technology” means any and all Technology owned or Controlled by Celera as of the Effective Date that arose from or is directed solely to a Celera Program, including without limitation, all data and results obtained by Celera during the Clinical Trial.

1.13                        “Clinical Trial” means the clinical trial listed in Exhibit 1.13 hereto, which was directed to compound [***], that Celera conducted prior to the Effective Date. Celera represents that the Clinical Trial listed in Exhibit 1.13 is the only clinical trial of compound [***] conducted by or on behalf of Celera as of the Effective Date.

1.14                        “Combination Product” means a product that contains an Assigned Product and one or more other Active Components.

1.15                        “Commercialize” or “Commercialization” means those activities relating to the promotion, marketing and sale of Assigned Products and will include without limitation, Phase 4 clinical trials or equivalent clinical trials conducted following Regulatory Approval to market a pharmaceutical product.

1.16                        “Commercially Reasonable Efforts” means the level of efforts and resources required to Commercialize an Assigned Product in a sustained manner consistent with the efforts a similarly situated biopharmaceutical company would typically devote to a product of similar market potential, profit potential or strategic value resulting from its own research efforts, based on conditions then prevailing. Commercially Reasonable Efforts will be determined on a country-by-country (each country including its territories) basis for a particular Assigned Product, and it is anticipated that the level of effort will change over time reflecting changes in the status of the Assigned Product and the country (including its territories) involved. Commercially Reasonable Efforts may be different for each Assigned Product.

1.17                        “Confidential Information” means all information received by either Party (“Receiving Party”) from the other Party (“Disclosing Party”) pursuant to this Agreement, other than that portion of such information or materials which the Receiving Party can establish by direct evidence:

(a)                                 is publicly disclosed by the Disclosing Party, either before or after it becomes known to the Receiving Party;

(b)                                 was known to the Receiving Party, without obligation to keep it confidential, prior to when it was received from the Disclosing Party;

(c)                                 is subsequently disclosed to the Receiving Party by a Third Party lawfully in possession thereof without obligation to keep it confidential;

*Confidential Treatment Requested by Celera Corporation*

(d)                                 has been publicly disclosed other than by the Disclosing Party and without breach of an obligation of confidentiality with respect thereto; or

(e)                                 has been independently developed by the Receiving Party without the aid, application or use of Confidential Information, as demonstrated by competent written proof

Specific aspects or details of Confidential Information will not be deemed to be within the public knowledge or in the prior possession of the Receiving Party merely because the aspects or details of the Confidential Information are embraced by general disclosures in the public domain. In addition, any combination of Confidential Information will not be considered in the public knowledge or in the prior possession of the Receiving Party merely because individual elements thereof are in the public domain or in the prior possession of the Receiving Party unless the combination and its principles are in the public knowledge or in the prior possession of the Receiving Party. Confidential Information will include information received in confidence by the Disclosing Party from a Third Party. Prior to disclosure of such Third Party Confidential Information to the Receiving Party the Disclosing Party will determine that it has the right to make such disclosure, advise the Receiving Party that the disclosure includes Third Party Confidential Information and provide the Receiving Party with the terms and conditions of any agreement between the Third Party and the Disclosing Party respecting such Third Party Confidential Information. For purposes of this Agreement, all Confidential Information relating solely to Celera Program and Celera Intellectual Property, except for information that is publicly available as of the Effective Date, shall be deemed to be Confidential Information of Pharmacyclics. The Parties acknowledge and agree that certain information will apply to, and be proprietary and confidential information of, both Celera Program and Celera Intellectual Property and, in addition, other programs of Celera that are not subject to the terms of this Agreement, and that, for purposes of this Agreement, such information shall be deemed to be Confidential Information both of Celera and of Pharmacyclics.

1.18                        “Control” means, with respect to Patents, Technology and other tangible and intangible property, possession of the ability to disclose, to license or to assign as provided for in this Agreement without violating the terms of any written agreement or other written arrangement with any Third Party.

1.19                        “Default” means with respect to either Party (a) that any representation of such Party set forth herein was untrue in any material respect when made, (b) that any warranty of such Party becomes untrue in any material respect, or (c) such Party, such Party’s Affiliate or such Party’s licensee fails to materially perform any material obligation set forth in this Agreement.

1.20                        “DOJ” means the United States Department of Justice.

1.21                        “Dollar” means a United States dollar, and “$” will be interpreted accordingly.

1.22                        “Dosage Form” means a pharmaceutical product that as sold is in individual dosage amounts and in the form approved for sale to end users.

*Confidential Treatment Requested by Celera Corporation*

1.23                        “Drug Approval Application” means an application for Regulatory Approval required before clinical trials or commercial sale or use of an Assigned Product as a drug or to treat a particular indication in a regulatory jurisdiction, including without limitation applications to expand the label of an approved drug.

1.24                        “Effective Date” means the date set forth above in the first paragraph of this Agreement.

1.25                        “EMEA” means the European Medicines Evaluation Agency or any successor agency thereof.

1.26                        “EU” means the European Union as constituted on the Effective Date.

1.27                        “Factor VIIa Compound” means [***],[***], any other Factor VIIa inhibitor compounds identified by Celera during its Factor VIIa Program and any other small molecule that acts as a Factor VIIa inhibitor.

1.28                        “Factor VIIa Product” means any product

(a)                                  that comprises

(i) [***]

(ii) [***]

and

(b)                                  that

(i) [***]

(ii) [***]

(iii) [***]

1.29                        “Factor VIIa Program” means the research activities conducted by Celera prior to the Effective Date directed to the discovery and development of small molecule Factor VIIa inhibitors as therapeutic agents, including without limitation, compounds [***] and [***].

*Confidential Treatment Requested by Celera Corporation*

1.30                        “FDA” means the United States Food and Drug Administration, or any successor thereto.

1.31                        “Force Majeure” means any occurrence beyond the reasonable control of a Party that prevents or substantially interferes with the performance by the Party of any of its obligations hereunder, if such occurs by reason of any act of God, flood, fire, explosion, breakdown of plant, earthquake, strike, lockout, labor dispute, casualty or accident, or war, revolution, civil commotion, acts of public enemies, blockage or embargo, or any injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or of any subdivision, authority or representative or any such government, inability to procure or use materials, labor, equipment, transportation, or energy sufficient to meet manufacturing needs without the necessity of allocation, or any other cause whatsoever, whether similar or dissimilar to those above enumerated, beyond the reasonable control of such Party, if and only if the Party affected used reasonable efforts to avoid such occurrence and to remedy it promptly if it occurred.

1.32                        “FTC” means the United States Federal Trade Commission.

1.33                        “GAAP” means United States generally accepted accounting principles.

1.34                        “HDAC Compound” means [***], [***], any other HDAC inhibitor compounds identified by Celera during its HDAC Program and any other small molecule that acts as an HDAC inhibitor.

1.35                        “HDAC Product” means any product

(a)                                  that comprises

(i)                                    [***]

(ii)                                [***]

and

(b)                                  that

(i)                                    [***]

(ii)                                [***]

(iii)                            [***]

*Confidential Treatment Requested by Celera Corporation*

1.36                        “HDAC Program” means the research activities conducted by Celera prior to the Effective Date directed to the discovery and development of small molecule HDAC inhibitors as therapeutic agents, including without limitation, compounds [***] and [***], HDAC-8 inhibitors and the Clinical Trial.

1.37                        “IND” means a “Notice of Claimed Investigational Exemption for a New Drug” filed with the FDA, as defined in 21 C.F.R. Part 312, or an equivalent application filed with a Regulatory Authority outside of the United States.

1.38                        “Licensee” means any Third Party to whom Pharmacyclics grants a license under rights conveyed to Pharmacyclics pursuant to this Agreement.

1.39                        “Losses” means suits, claims, actions, demands, liabilities, expenses and/or losses, including without limitation reasonable legal expenses and attorneys’ fees.

1.40                        “Major Market Country” means (a) the United States, (b) any of United Kingdom, France, Germany, Spain or Italy, (c) Japan, or (d) Canada.

1.41                        “Net Sales” means

(a)                                  all revenues recognized in accordance with GAAP from the arms-length sale or other disposition of Assigned Products by Pharmacyclics, its Affiliates or Licensees to a Third Party (“Revenues”), less the following items:

(i)                                    [***]

(ii)                                [***]

(iii)                            [***]

(iv)                               [***]

(v)                                   [***].

The deductions set forth in clauses (i) through (v) above will be determined in accordance with GAAP, as consistently applied by Pharmacyclics across all of its products.

*Confidential Treatment Requested by Celera Corporation*

(b)                                 A “sale” will include the transfer or other disposition of an Assigned Product for consideration other than cash, in which case such consideration will be valued at the fair market value thereof. In the event that an Assigned Product is sold either for consideration other than cash or as part of a bundled product, the Net Sales of such Assigned Product will be the greater of (i) the recognized amount attributable to the Assigned Product, or (ii) the average unit price of such Assigned Product in Dosage Form when sold (other than as part of a bundle) in cash transactions in such country. If Pharmacyclics, its Affiliates or Licensees do not separately sell such Assigned Product in such country, the Net Sales for such Assigned Product will be calculated based on the average unit price of such Assigned Product when sold (other than as part of a bundle) in cash transactions in Major Market Countries collectively.

(c)                                 Amounts received by Pharmacyclics, its Affiliates or Licensees for the sale of Assigned Products among Pharmacyclics, its Affiliates and Licensees for resale will not be included in the computation of Net Sales hereunder. Distributors of Pharmacyclics selling Assigned Products will not be deemed to be Licensees of Pharmacyclics.

(d)                                 If Pharmacyclics, its Affiliates or Licensees sell an Assigned Product in Bulk Form to a Third Party for resale, then the amount to be included in the calculation of Net Sales arising from such sale will be the amount that would have been recognized if such Assigned Product had been sold in Dosage Form, to be determined using the average units of Assigned Product in Dosage Form expected from the quantity of subject product in Bulk Form sold and the average amount recognized by Pharmacyclics, its Affiliates or Licensees for the same Assigned Product in Dosage Form sold in the same country during the preceding three calendar months. If there have been no sales of the same Assigned Product during the preceding three calendar months, the Parties will agree upon an amount for such Bulk Form sale which will not be less than a good faith determination of the amount invoiced by the Third Party upon resale of Assigned Product in Dosage Form obtained from the quantity of Assigned Products purchased in Bulk Form.

(e)                                 In the event that, on a country-by-country basis, an Assigned Product is sold in the form of a Combination Product, the Net Sales for such Combination Product will be calculated as follows:

(i)                                   If Pharmacyclics, its Affiliates or Licensees separately sells, in such country, (x) Assigned Products as contained in such Combination Product and (y) other products containing as their sole active ingredient(s) the other Active Components in such Combination Product, the Net Sales attributable to such Combination Product will be calculated by multiplying actual Net Sales of the Combination Product (calculated in accordance with

*Confidential Treatment Requested by Celera Corporation*

Section 1.41(a)-(d)) by the fraction A/(A+B) where: A is Pharmacyclics’ (or its Affiliates or Licensees, as applicable) average wholesale price during the period to which the Net Sales calculation applies to its three (3) largest distributors of the Assigned Product in such country, and B is Pharmacyclics’ (or its Affiliate’s or Licensee’s, as applicable) average wholesale price during the period to which the Net Sales calculation applies to its three (3) largest distributors in such country of products which contain as their sole active ingredient(s) the other Active Components in the Combination Product.

(ii)                               If Pharmacyclics, its Affiliates or Licensees separately sell, in such country, Assigned Products as contained in such Combination Product but do not separately sell, in such country, other products containing as their sole active ingredient(s) the other Active Components in such Combination Product, the Net Sales attributable to such Combination Product will be calculated by multiplying the Net Sales of such Combination Product (calculated in accordance with Section 1.41(a)-(d)) by the fraction A/C where: A is Pharmacyclics’ (or its Affiliate’s or Licensee’s, as applicable) average wholesale price for the Assigned Product(s) as contained in such Combination Product during the period to which the Net Sales calculation applies to its three (3) largest distributors of a Assigned Product in such country, and C is Pharmacyclics’ (or its Affiliate’s or Licensee’s, as applicable) average wholesale price for the Combination Product during the period to which the Net Sales calculation applies to its three (3) largest distributors of the Combination Product in such country.

(iii)                           If Pharmacyclics, its Affiliates or Licensees do not separately sell, in such country, Assigned Products, the Net Sales attributable to such Combination Product will be calculated by multiplying the Net Sales of such Combination Product (calculated in accordance with Section 1.41(a)-(d)) by the fraction D/(D+E) where D is the actual total cost of the Assigned Product(s) at the point of formulation into the Combination Product and E is the actual total cost of the other Active Component(s) in the Combination Product.

1.42                        “New Drug Application” or “NDA” means (a) a FDA new drug application, biologics license application or its equivalent in the United States, or (b) any corresponding application to a Regulatory Authority in a Major Market Country.

1.43                        “Patent” means (a) an issued, unexpired patent (with the term “patent” being deemed to encompass, without limitation, an inventor’s certificate) in any country which has not been held invalid or unenforceable by a court of competent jurisdiction from which no appeal can be taken or has been taken within the required time period, including without limitation any substitution, extension, registration, confirmation, reissue, re-examination, renewal or any like

*Confidential Treatment Requested by Celera Corporation*

filing thereof or (b) an application for a patent pending in any country, including without limitation any provisional, converted provisional, continued prosecution application, continuation, divisional or continuation-in-part thereof; any patents issuing therefrom; and any substitution, extension, registration, confirmation, reissue, reexamination, renewal or like filing thereof, provided that if such an application for a patent has not issued as an issued patent within [***] years after the filing date from which such application takes priority, such application for a patent shall not be a Patent for purposes of this Agreement unless such application for a patent later issues as an issued patent at which time such application for a patent shall be reinstated as a Patent hereunder.

1.44                        “Phase 3 Clinical Trial” means a pivotal human clinical trial in any Major Market Country the results of which could be used to establish safety and efficacy of an Assigned Product as a basis for a regulatory filing or that would otherwise satisfy requirements of 21 C.F.R. §312.21(c), or its foreign equivalent.

1.45                        “Regulatory Approval” means, with respect to a national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, (a) any approvals, licenses, registrations or authorizations necessary for the manufacture (where relevant), marketing and commercial sale of Assigned Product in such nation or within jurisdiction of such authority, and (b) where relevant, pricing approvals necessary to obtain reimbursement from a governmental authority.

1.46                        “Regulatory Authority” means any national (e.g., the FDA), supra-national (e.g., the EMEA) or other regulatory agency or governmental entity involved in the granting of Regulatory Approval for, or in the regulation of human clinical studies of, an Assigned Product.

1.47                        “Royalty” or Royalties” means those amounts payable as royalties by Pharmacyclics to Celera pursuant to Section 6.4 of this Agreement.

1.48                     “Technology” means any technical, scientific and business information, including all biological, chemical, pharmacological, toxicological, clinical, and assay information, data, analyses, discoveries, inventions, methods, techniques, improvements, concepts, designs, processes, formulae (including, for example, names for compounds or products whether proposed or planned to be proposed as an United States Adopted Name (USAN)), specifications and trade secrets, whether or not patentable, including documents (which include paper, notebooks, books, files, ledgers, records, tapes, discs, diskettes, CD-ROM and any other media on which the foregoing information can be stored) containing any of the foregoing information.

1.49                        “Term” means the term of this Agreement as provided in Section 11.1.

1.50                        “Third Party” means any entity other than Celera or Phainacyclics or an Affiliate of either of them.

*Confidential Treatment Requested by Celera Corporation*

ARTICLE 2

ASSIGNMENT AND DELIVERY

2.1                               Assignment.  Subject to the terms and conditions of this Agreement, Celera hereby irrevocably sells, assigns, delivers, conveys, transfers and sets over to Pharmacyclics, its successors and assigns, the entire right, title and interest in and to the Celera Technology and the entire right, title and interest in, to and under the Celera Patents.

2.2                               Delivery.

(a)                                 Promptly after the Effective Date, and thereafter as reasonably required upon reasonable notice, except as otherwise set forth in Section 3.1 with respect to clinical trial contracts covering the Clinical Trial, Celera shall deliver to Pharmacyclics the Celera Material and all data, documentation, and other physical embodiments of the Celera Technology together with all cooperation, assistance and access to data reasonably requested by Pharmacyclics to effect transfer of the Celera Technology, including without limitation all notebooks and related materials, invention disclosures, patent applications and other documents that would be necessary or useful in prosecuting, maintaining and enforcing the Celera Patents.

(b)                                 In particular, but without limiting the scope of Celera’s obligations under Section 2.2(a), within five (5) days after the Effective Date, Celera shall execute, as owner of the patents and patent applications within the Celera Patents, an assignment with respect to each patent and patent application within the Celera Patents as reasonably necessary and required by Pharmacyclics for submission to the United States Patent and Trademark Office in a form substantially as set forth on Exhibit 2.2(b).

(c)                                 In addition, Celera shall provide to Pharmacyclics:

(i)                                   the information set forth on Exhibit 2.2(c)(i) relating to the Btk Program;

(ii)                               the information set forth on Exhibit 2.2(c)(ii) relating to the Factor VIIa Program; and

(iii)                           the information set forth on Exhibit 2.2(c)(iii) relating to the HDAC Program.

2.3                               License.  Subject to the terms and conditions of this Agreement, Celera hereby grants to Pharmacyclics a non-exclusive, royalty-free right and license under any and all (a) Patents owned or Controlled by Celera to the extent that without such right and license Pharmacyclics cannot otherwise make, use, sell, offer for sale or import an Assigned Product without infringing a claim of such Patents, and (b) Technology, other than Celera Technology, owned or Controlled by Celera that would be necessary in the making, using, selling, offering for

*Confidential Treatment Requested by Celera Corporation*

sale or importing of an Assigned Product. Such right and license shall include a right to grant sublicense rights but only to the extent that, in addition to the grant of a sublicense under such Patents owned or Controlled by Celera and such Technology owned or Controlled by Celera, Pharmacyclics grants a license under the Celera Intellectual Property for the purpose of exercising Celera Intellectual Property to develop, make, use, sell, offer for sale, import and export any or all Assigned Products.

ARTICLE 3

DEVELOPMENT

3.1                               Material Agreements.  Within ten (10) days after the Effective Date, Celera and Pharmacyclics will determine which agreements, and other contracts, of Celera are material to the development of Assigned Products. Thereafter, Celera will assign and transfer, and Pharmacyclics will assume, all material agreements, and other material contracts, of Celera relating to the development of Assigned Products deemed by Pharmacyclics, in Pharmacyclics’ discretion, as necessary or useful for continuing development activities, including for example, manufacturing agreements, contract research service agreements, and clinical trial agreements such as the clinical trial contracts covering the Clinical Trial. Celera will use commercially reasonable efforts to complete the assignment and transfer of all such material agreements and such material contracts within twenty-five (25) days after the Effective Date, but in no event shall such assignment and transfer be completed later than forty-five (45) days after the Effective Date.

3.2                               Development Efforts.  Beginning promptly after the Effective Date, Pharmacyclics will use Commercially Reasonable Efforts to develop and seek Regulatory Approval for Assigned Products in the Major Market Countries. Pharmacyclics will use Commercially Reasonable Efforts to hire key Celera employees associated with Celera Programs, provided, however, that the failure to hire any such employees will not relieve Pharmacyclics from its obligations under this Agreement to use Commercially Reasonable Efforts to develop and seek Regulatory Approval for Assigned Products in the Major Market Countries.

3.3                               Celera Assistance and Cooperation.  At Pharmacyclics’ request, Celera will provide reasonable assistance in understanding and assimilating the Celera Technology and Celera Material, such assistance to be provided without cost to Pharmacyclics for a period of up to thirty (30) days after the Effective Date, but in any event not beyond May 30, 2006. After such period, Celera will have no obligation to provide Pharmacyclics with assistance, but will use reasonable efforts to locate personnel who may be able to provide further assistance in understanding and assimilating the Celera Technology and Celera Material.

3.4                               Development Summaries.  Each year on the anniversary of the Effective Date, Pharmacyclics will provide a written summary to Celera outlining Pharmacyclics’ efforts in connection with development, clinical and regulatory activities relating to Assigned Products (“Development Summaries”). Such Development Summaries are intended only to demonstrate Pharmacyclics’ continued interest in the development and commercialization of Assigned

*Confidential Treatment Requested by Celera Corporation*

Products, and will not provide detailed information regarding Pharmacyclics’ activities. All such Development Summaries will be Confidential Information of Pharmacyclics.

ARTICLE 4

REGULATORY

4.1                               General.  Subject to the terms and conditions of this Agreement, Celera hereby irrevocably sells, assigns, delivers, conveys, transfers and sets over to Pharmacyclics the entire right, title and interest in and to any and all Regulatory Approvals and Drug Approval Applications for compound [***] and any and all Assigned Products. No later than ten (10) days after the Effective Date, Celera will notify Regulatory Authorities of, and as soon as is reasonably practicable thereafter take all actions necessary to effect or evidence, the transfer of any and all such Regulatory Approvals to Pharmacyclics.

4.2                               Regulatory Reports and Additional Regulatory Filings.  No later than ten (10) days after the Effective Date, Celera will deliver to Pharmacyclics any and all files, reports and other similar documents and information concerning communications with any Regulatory Authority relating to Assigned Products. As of the Effective Date, Pharmacyclics will have the exclusive right to file, in its own name, and will own any and all Drug Approval Applications for Assigned Products.

4.3                               Applications for Regulatory Exclusivity.  The Parties recognize that exclusivity rights granted or provided for under regulatory laws of any country may be commercially significant to Assigned Products. To the extent permitted by law, as between the Parties, Pharmacyclics has the exclusive right to file for, request and maintain any regulatory exclusivity rights for any and all Assigned Products, including without limitation, regulatory exclusivity rights based upon an orphan drug designation of an Assigned Product, and to conduct and prosecute any proceedings or actions to enforce such regulatory exclusivity rights.

ARTICLE 5

COMMERCIALIZATION

5.1                               Pricing.  Pharmacyclics may determine in its sole discretion the pricing, discounting policy and other commercial terms relating to Assigned Products.

5.2                               Diligence.

(a)                                 Pharmacyclics will use Commercially Reasonable Efforts to Commercialize Assigned Products during the Term.

(b)                                 Beginning promptly after the receipt of Regulatory Approval for a first Assigned Product in each country of the world, Pharmacyclics will use Commercially Reasonable Efforts to Commercialize such Assigned Product in such country.

*Confidential Treatment Requested by Celera Corporation*

5.3                               Reports.  Each year on the anniversary of the Effective Date, after Pharmacyclics or a Licensee of Pharmacyclics has received Regulatory Approval for distribution, use or sale of an Assigned Product, Pharmacyclics will provide a written summary to Celera outlining Pharmacyclics’ efforts in connection with Commercialization activities relating to such Assigned Product (“Commercialization Summaries”). Such Commercialization Summaries are intended only to demonstrate Pharmacyclics’ continued interest in the Commercialization of such Assigned Product, and will not provide detailed information regarding Pharmacyclics’ activities. All such Commercialization Summaries will be Confidential Information of Pharmacyclics.

ARTICLE 6

CONSIDERATION

6.1                               Fee.  Within thirty (30) days after the Effective Date, Pharmacyclics will pay Celera a fee of two million Dollars ($2,000,000) by wire transfer of immediately available funds into an account designated by Celera. The fees paid pursuant to this Section 6.1 will be nonrefundable and non-creditable against Royalties due Celera pursuant to this Agreement or against any other fees, milestone payments or other payments due Celera under this Agreement.

6.2                               Stock.  As additional consideration, on the Effective Date, Pharmacyclics and Celera will execute the Stock Purchase Agreement substantially in the form attached as Exhibit 6.2 hereto, pursuant to which Pharmacyclics shall issue to Celera between five hundred thousand (500,000) and one million (1,000,000) shares of Pharmacyclics common stock.

6.3                               Product Milestones.  Pharmacyclics will pay to Celera milestone payments as set forth in this Section 6.3 within thirty (30) days after the first achievement of the corresponding milestone for an Assigned Product which is an [***] or which is a [***]. Such payments shall be made in Dollars by wire transfer of immediately available funds into an account designated by Celera. No milestone payment will be payable more than once, no matter how many times achieved by a single Assigned Product or by multiple Assigned Products in each of such two product categories. Such milestone payments will be nonrefundable and non-creditable against Royalties payable pursuant to Sections 6.4, and any other fees, milestone payments or other payments due Celera under this Agreement.

Milestone Event		Milestone Payment Amount (Dollars)
		[***]		[***]
1.	[***]	$	[***]	$	[***]

2.	[***]	$	[***]	$	[***]

*Confidential Treatment Requested by Celera Corporation*

Milestone Event		Milestone Payment Amount (Dollars)

3.	[***]	$	[***]	$	[***]

4.	[***]	$	[***]	$	[***]

5.	[***]	$	[***]	$	[***]

6.	[***]	$	[***]	$	[***]

7.	[***]	$	[***]	$	[***]

8.	[***]	$	[***]

9.	[***]	$	[***]

	Total	$	[***]	$	[***]

6.4          Royalties.

(a)                                 Subject to the terms and conditions of this Agreement, Pharmacyclics will pay Celera a tiered Royalty in accordance with the following table on worldwide Net Sales:

*Confidential Treatment Requested by Celera Corporation*

Total Net Sales of an Assigned Product in a Calendar Year	Percent of Net Sales
	[***]		[***]		[***]
[***]to $[***]	[***]	%	[***]	%	[***]%
$ [***] to $[***]	[***]	%	[***]	%	[***]%
Above $[***]	[***]	%	[***]	%	[***]%

(b)

Pharmacyclics may deduct from Royalties payable to Celera pursuant to Section 6.4(a) up to [***] percent ([***]%) of any amounts paid to Third Parties to obtain licenses or other rights under any Patents to the extent that, without such licenses or rights, Pharmacyclics cannot otherwise make, use, sell, offer for sale, or import an Assigned Product without infringing a claim of such Patent, provided that, after such deduction, the amount paid to Celera is not less than [***] percent ([***]%) of the amount that would otherwise have been paid to Celera pursuant to Section 6.4(a). As a condition to benefiting from this Section 6.4(b), Pharmacyclics must deliver to Celera a true copy of each agreement with a Third Party that Pharmacyclics contends is subject to this Section 6.4(b). Each such agreement shall be treated by Celera as Pharmacyclics’ Confidential Information

6.5          Term of Royalties Payments.  Pharmacyclics’ obligation to pay Royalties under Section 6.4 will continue, on an Assigned Product-by-Assigned Product basis, in each country of the world:

(a)

In the case of any Assigned Product described in Section 1.5, Section 1.28 (except in the case of Assigned Products described in Section 1.28(b)(iii)) and Section 1.35 (except in the case of Assigned Products described in Section l.35(b)(iii)), for as long as the manufacture, use, sale, offer for sale or import of such Assigned Product is covered by a Celera Patent.

(b)	In the case of any Assigned Product described in Section 1.28(b)(iii) or Section 1.35(b)(iii), for a period of [***] years beginning on the date of first commercial sale of such Assigned Product.

6.6          Royalty Payments and Reports. All Royalties payable to Celera under this Agreement will be paid in Dollars by wire transfer of immediately available funds into an account designated by Celera within sixty (60) days after the end of each calendar quarter, except as otherwise specifically provided herein. Each payment of Royalties owing to Celera will be

*Confidential Treatment Requested by Celera Corporation*

accompanied by a statement, certified by an executive officer of Pharmacyclics as accurate to the best of its ability consistent with Pharmacyclics’ standard practices in performing such computations and in accordance with GAAP, on a country-by-country basis, setting forth (a) the amount of gross sales of Assigned Products and, if applicable, Combination Products in such quarter, (b) any deductions from such amount of gross sales as permitted pursuant to Section 1.41(a), (c) a calculation of Net Sales of each Assigned Product and, if applicable, Combination Product for such quarter, (d) the amount of aggregate worldwide Net Sales of each Assigned Product and, if applicable, Combination Product on a cumulative per year basis for the current year, and (e) the amount of Royalty due on Net Sales during such quarter.

6.7          Records; Royalty Audit.

(a)

Pharmacyclics shall keep, and will use commercially reasonable efforts to cause its Licensees to keep, such records as necessary to determine, in a manner consistent with GAAP, the accuracy of calculations of all amounts due to Celera under this Agreement. Such records will be retained for no less than three (3) years following the year in which a payment was made hereunder. Once per calendar year, Celera may engage, at its own expense, an independent certified public accountant appointed by Celera and reasonably acceptable to Pharmacyclics, to examine, in confidence, the records of Pharmacyclics as may be necessary to determine, with respect to any calendar year for which Pharmacyclics retains records in accordance with the previous sentence, the correctness of any payment required to be made under this Agreement. The report of such accountant will be limited to a certificate verifying the correctness or incorrectness of any payment made by Pharmacyclics. All information contained in any such certificate will be Confidential Information of Pharmacyclics hereunder.

(b)

If such examination results in a determination that any payment actually paid has been overstated or understated, any amount overstated or understated, as the case may be, shall be refunded or paid promptly to the appropriate Party, as applicable.

(c)

If any audit performed under this Section 6.7 discloses an underpayment or an overpayment, any amount underpaid or overpaid, as the case may be, shall be paid or refunded promptly remit to the appropriate Party, as applicable, plus interest as provided in Section 6.11. If any underpayment is more than [***] percent ([***]%) from the amount of the original payment calculation, Pharmacyclics shall reimburse Celera for the reasonable cost of the performance of the audit.

6.8          Taxes.  Celera will be responsible for any and all taxes levied on account of amounts it receives under this Agreement. If Pharmacyclics is required by law, rule or regulation to withhold taxes from such types of payments due Celera hereunder, Pharmacyclics will (a) deduct those taxes from the remittable amount, (b) pay the taxes to the proper taxing authority, and (c) send original copies of all official receipts evidencing such tax obligation,

*Confidential Treatment Requested by Celera Corporation*

together with written evidence of payment, to Celera within fifteen (15) business days following such payment. In the event of any such withholding, the Parties agree to confer regarding other reasonable, lawful measures to minimize such withholding.

6.9          Blocked Currency.  In any country where conversion of the local currency is blocked and such currency cannot be removed from the country, Pharmacyclics shall make payments of any Royalties due hereunder in respect of Net Sales in such country in local currency by depositing such amount to an interest-bearing account in the name of Celera, in a bank within such country designated by Celera.

6.10        Foreign Exchange.  For the purpose of computing the Net Sales for sale or other distribution of Assigned Products and, if applicable, Combination Products in a currency other than Dollars, such currency will be converted into Dollars at the average rate of exchange for buying Dollars as available from the on-line edition of the Wall Street Journal (at http://www.interactive.wsj.com) for the calendar quarter in which such sales or other distributions were made.

6.11        Late Payments.  Any amounts not paid by Pharmacyclics when due under this Agreement will be subject to interest from and including the date payment is due through and including the date upon which Pharmacyclics has made payment at a rate equal to the then-current prime rate of interest quoted in the Money Rates section of the on-line edition of the Wall Street Journal (at http://www.interactive.wsj.com) plus two percent (2%).

ARTICLE 7

INTELLECTUAL PROPERTY

7.1          Prosecution of Patents.  After the Effective Date, Phaimacyclics will bear the sole responsibility and costs for prosecuting and maintaining all Celera Patents, using patent counsel of Pharmacyclics’ choice. Celera, upon request, will provide reasonable assistance to Pharmacyclics in the prosecution and maintenance of any Celera Patents. In the event that Pharnacyclics elects not to continue to prosecute or maintain any patent application or patent within the Celera Patents, Pharmacyclics will give timely notice to Celera and Celera, at its sole discretion and expense, may elect to continue the prosecution and maintenance of such patent application or patent and, in such an event, Pharmacyclics will assign to Celera all right, title and interest in and to such patent application or patent, as applicable (hereinafter a “Reverted Patent”). Celera will not enforce any Reverted Patent against Pharmacyclics as long as Celera is receiving a royalty payment under Section 6.4 of this Agreement with respect to any Assigned Product within the scope of such Reverted Patent.

7.2          Infringement of Patents by Third Parties.

(a)

Pharmacyclics has the sole right to enforce the Celera Patents against Third Parties and to defend the Celera Patents against any challenge. Celera will reasonably assist and cooperate in any such enforcement or defense of a challenge. Pharmacyclics will bear all costs and expenses (including attorneys’ fees) incurred by either Party after the Effective Date

*Confidential Treatment Requested by Celera Corporation*

to carry out the activities described in this Section 7.2. Recoveries in any actions under this Section 7.2(a) will first be used to reimburse Pharmacyclics’ for any and all costs and expenses (including attorneys’ fees) incurred in connection with enforcement of the Celera Patents or defense of the Celera Patents against challenge. After reimbursement of costs and expenses as provided in the previous sentence, [***].

(b)

Pharmacyclics agrees to use commercially reasonable efforts in enforcing Celera Patents; provided that, in the event that Pharmacyclics and Celera disagree, the Parties each acknowledge and agree that Pharmacyclics shall have the right to make the final decision with respect to any aspect of enforcement or defense of the Celera Patents.

7.3          Infringement of Third Party Rights.

(a)

Defense. Pharmacyclics will defend any action which names Pharmacyclics and/or Celera and which claims the infringement, after the Effective Date, of any Third Party Patent through the making, using, selling, offer for sale or importing an Assigned Product. If necessary and at Pharmacyclics’ expense, Celera will assist and cooperate with Pharmacyclics in any such defense. Pharmacyclics will bear all costs and expenses (including attorneys’ fees) and pay all damages and settlement amounts arising out of or in connection with any such action.

(b)

Notice. Each Party will promptly notify the other upon becoming aware of any Third Party claim or action against Pharmacyclics and/or Celera for infringement of any Third Party Patent based on Assigned Products.

(c)

Settlement. Neither Party may enter into any settlement that affects the other Party’s rights or interests without such other Party’s written consent, which consent will not be unreasonably withheld or delayed.

ARTICLE 8

REPRESENTATIONS AND WARRANTIES

8.1          Mutual Representations and Warranties.  Each Party hereby represents and warrants to the other Party as follows:

(a)

Corporate Existence and Power. As of the Effective Date, it is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated

*Confidential Treatment Requested by Celera Corporation*

in this Agreement, including, without limitation, the right to make the assignments hereunder.

(b)

Authority and Binding Agreement. As of the Effective Date, (a) it has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (b) it has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder; and (c) the Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid and binding obligation of such Party that is enforceable against it in accordance with its terms.

(c)

No Conflict. As of the Effective Date, the execution, delivery and performance of this Agreement by such Party does not conflict with, and would not result in a breach of any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

(d)	Validity. As of the Effective Date, it is aware of no action, suit, inquiry or investigation instituted by any Third Party which questions or threatens the validity of this Agreement.

8.2          Mutual Covenants. Each Party hereby covenants to the other Party as follows:

(a)	No Misappropriation. It will not knowingly misappropriate the trade secret of a Third Party in its activities to develop or Commercialize Assigned Products.

(b)

No Debarment. In the course of the development and manufacture of Assigned Products and during the Term, such Party will not knowingly use and will not have knowingly used any employee or consultant who is or has been debarred by the FDA or Regulatory Authorities, or, to the best of such Party’s knowledge, is or has been the subject of debarment proceedings by the FDA or Regulatory Authorities.

(c)

No Conflict. It will not enter into any agreement with any Third Party that is in conflict with this Agreement, and will not take any action that would in any way prevent it from assuming its obligations or granting the rights granted to the other Party under this Agreement, or that would otherwise materially conflict with or adversely affect its obligations or assuming the rights granted to the other Party under this Agreement.

8.3          Representations and Warranties of Celera.

(a)	Celera Intellectual Property. With respect to the Celera Intellectual Property, Celera represents and warrants that:

*Confidential Treatment Requested by Celera Corporation*

(i)	Celera owns all right, title and interest in and to all of the Celera Intellectual Property;

(ii)

The execution of this Agreement, including applicable assignments attached as exhibits hereto, is sufficient to transfer all right, title and interest in and to the Celera Intellectual Property to Pharmacyclics.

(iii)	the Celera Intellectual Property is free and clear of all liens, encumbrances, pledges, security interests, licenses, charges of any nature and restrictions on transfer;

(iv)	no person has any license to, rights to, or proprietary interest in or with respect to the Celera Intellectual Property;

(v)

as of the Effective Date, Pharmacyclics shall succeed to all of Celera’s right, title and standing to (i) receive all rights and benefits pertaining to the Celera Intellectual Property, (ii) institute and prosecute all suits and proceedings, (iii) take all actions that Pharmacyclics, in its sole discretion, may deem necessary or proper to collect, assert, or enforce any claim, right or title of any kind under any and all of the Celera Intellectual Property, whether arising before or after the Effective Date, (iv) defend and compromise any and all such actions, suits, or proceedings relating to such transferred and assigned rights, title, interest, and benefits, and (v) do all such acts and things in relation thereto as Pharmacyclics, in its sole discretion, deems advisable;

(vi)

no consents of any other parties are required under any agreements concerning any of the Celera Intellectual Property in order for the transfer and assignment of any of the Celera Intellectual Property under this Agreement to be legally effective;

(vii)

to the best of Celera’s knowledge, use of the Celera Intellectual Property does not infringe any existing United States of America or foreign patent, trademark, trade secret, copyright or other intellectual property right of any third party, rights or other intellectual property rights of any third party, and the manufacture, use or sale of compositions of matter and use of methods disclosed in or covered by the Celera Intellectual Property will not cause or result in any such infringement;

(viii)

to the best of Celera’s knowledge after diligent inquiry, the manufacture, use, sale, offer for sale or import of [***], the clinical lead compound in the HDAC Program, and [***], the preclinical lead compound in the Factor VIIa Program, does not infringe any existing United States of America or foreign

*Confidential Treatment Requested by Celera Corporation*

patent, trademark, trade secret, copyright or other intellectual property right of any third party, rights or other intellectual property rights of any third party, and the manufacture, use, sale, offer for sale or import of such compounds and use of methods disclosed in or covered by the Celera Intellectual Property will not cause or result in any such infringement; and

(ix)

to the best of Celera’s knowledge after diligent inquiry, there are no actions, suits, investigations, claims or proceedings, or threats thereof, pending or threatened against Celera in any way relating to the Celera Program or the Celera Intellectual Property.

(b)                                  Celera Programs.  Celera represents and warrants that:

(i)	as of the Effective Date, all research and development activity at Celera and all Affiliates of Celera with respect to Celera Programs has terminated;

(ii)	all Celera Material and all data, documentation and other physical embodiments of the Celera Technology have been delivered to Pharmacyclics in accordance with Section 2.2; and

(iii)

neither Celera nor any Affiliate of Celera has any intention to initiate any research or development activity with respect to small molecules directed toward treatment of human disease by means of Btk inhibition, Factor VIIa inhibition or HDAC inhibition.

8.4          Representations, Warranties and Covenants of Pharmacyclics.

(a)

Expertise. In entering into this Agreement, Pharmacyclics has relied solely on its scientific and commercial experience and its analysis and evaluation of both the scientific and commercial value of the Assigned Products.

(b)	Diligence. Pharmacyclics covenants to use Commercially Reasonable Efforts to develop, obtain Regulatory Approval, Commercialize and promote the Assigned Products.

(c)

Compliance by Pharmacyclics. Pharmacyclics covenants to comply with all applicable laws, statutes, regulations and guidance of Regulatory Authorities relating to the development, manufacture and Commercialization of the Assigned Products in each country.

8.5          Disclaimer.  Except as otherwise set forth in this Article 8, nothing in this Agreement will be construed as:

(a)	a warranty or representation by Celera as to the validity, enforceability or scope of any Celera Patent; or

*Confidential Treatment Requested by Celera Corporation*

(b)

a warranty or representation that anything made, used, sold, or otherwise disposed of pursuant to this Agreement is or will be free from infringement of Patents or other intangible rights of Third Parties; or

(c)	a requirement that Celera or Pharmacyclics must file any patent application, secure any Patent, or maintain any Patent in force; or

(d)	an obligation on Celera or Pharmacyclics to bring or prosecute actions or suits against Third Parties for infringement of the Celera Patents; or

(e)	an obligation to furnish any manufacturing or technical information; or

(f)

granting by implication, estoppel, or otherwise, any license or rights under patents, trade secrets, know-how, copyrights, or other intangible rights of Celera other than the Celera Intellectual Property.

8.6          Limitation.

(a)

Celera makes no representations, extends no warranties of any kind, either express or implied, and assumes no responsibilities whatever with respect to manufacture, use, sale or other disposition by Pharmacyclics, its Affiliates, its Licensees, or their customers or transferees, of products incorporating or made by use of inventions assigned under this Agreement.

(b)

Each Party and its Affiliates hereby waive, release, and renounce any and all warranties, guarantees, obligations, liabilities, rights and remedies, express or implied, arising by law or otherwise, with respect to the usefulness or freedom from defects of the Assigned Products, including, but not limited to, (a) any implied warranty of merchantability or fitness, (b) any implied warranty arising from course of performance, course of dealing or usage in the trade, and (c) any obligation, right, liability, claim or remedy for (i) loss of use, revenue or profit, or any other damages, (ii) infringement of third party intangible property rights, or (iii) incidental or consequential damages.

ARTICLE 9

INDEMNIFICATION

9.1          Indemnification by Celera.  Celera hereby agrees to defend, hold harmless and indemnify (collectively “Indemnify”) Pharmacyclics and its Affiliates, agents, directors, officers and employees (the “Pharmacyclics Indemnitees”) from and against any and all Losses arising out of (a) any making, having made, using, selling, having sold, offering for sale, or import and/or otherwise distributing Assigned Products by, on behalf of, or under the authority of Celera, its Affiliates or any Third Party prior to the Effective Date, (b) any exploitation of the Celera Intellectual Property by or under the authority of Celera prior to the Effective Date, and (c) any Third Party claim resulting directly or indirectly out of any of Celera’s representations

*Confidential Treatment Requested by Celera Corporation*

and warranties set forth in this Agreement being untrue in any material respect when made or any material breach or material default by Celera of its material covenants and material obligations under this Agreement. To be eligible to be so Indemnified, the Pharmacyclics Indemnitees will provide Celera with prompt notice of any claim giving rise to the indemnification obligation pursuant to this Section 9.1 and the exclusive ability to defend (with the reasonable cooperation of Pharmacyclics Indemnitees) and subject to Pharmacyclics’ right to participate in and have counsel selected by it participate, at Pharmacyclics’ expense, in any action for which Pharmacyclics seeks to be Indemnified by Celera). Pharmacyclics may not settle any claim for the Loss associated with which any Pharmacyclics Indemnitee seeks to be Indemnified by Celera, without Celera’s prior written consent, provided that Celera will be relieved of its obligations only if the failure by the Pharmacyclics Indemnitee to deliver prompt notice is prejudicial to its ability to defend such action. Celera’s obligation to Indemnify the Pharmacyclics Indemnitees pursuant to this Section 9.1 will not apply to the extent of any Losses (i) that arise from the negligence or intentional misconduct of any Pharmacyclics Indemnitee; (ii) that arise from Pharmacyclics’ material breach of this Agreement; or (iii) for which Pharmacyclics is obligated to Indemnify the Celera Indemnitees pursuant to Section 9.2 of this Agreement.

9.2          Indemnification by Pharmacyclics.  Pharmacyclics hereby agrees to Indemnify Celera and its Affiliates, agents, directors, officers and employees (the “Celera Indemnitees”) from and against any and all Losses arising from Third Party claims resulting directly or indirectly from (a) any of Pharmacyclics’ representations and warranties set forth in this Agreement being untrue in any material respect when made or any material breach or material default by Pharmacyclics of its material covenants or material obligations under this Agreement; or (b) the making, having made, using, selling, having sold, offering for sale, or import and/or otherwise distributing of Assigned Products by, on behalf of, or under the authority of Pharmacyclics, its Affiliates or any of its Licensees after the Effective Date. Without limiting the foregoing, Pharmacyclics agrees to Indemnify the Celera Indemnitees from any Losses arising from, relating to, or based upon any claim by a Third Party after the Effective Date that an Assigned Product made, used, sold or distributed by, on behalf of, or under the authority of Pharmacyclics, its Affiliates or any of its Licensees after the Effective Date was or is unsafe, unfit or otherwise deficient in quality or condition, or an Assigned Product made, used, sold or distributed by, on behalf of, or under the authority of Pharmacyclics, its Affiliates or any of its Licensees after the Effective Date caused any death or personal injury of any kind, including but not limited to any death or personal injury occurring during the conduct of any clinical trial by, on behalf of, or under the authority of Pharmacyclics, its Affiliates or any of its Licensees. To be eligible to be Indemnified as described above in this Section 9.2, the Celera Indemnitees will provide Pharmacyclics with prompt notice of any claim giving rise to the indemnification obligation pursuant to this Section 9.2 and the exclusive ability to defend (with the reasonable cooperation of Celera Indemnitees and subject to Celera’s right to participate in and have counsel selected by it participate, at Celera’s expense, in any action for which Celera seeks to be Indemnified by Pharmacyclics). Celera will not settle any claim for the Loss associated with which any Celera Indemnitee seeks to be Indemnified by Pharmacyclics, without Pharmacyclics’ prior written consent, provided that Pharmacyclics will be relieved of its obligations only if the failure by the Celera Indemnitee to deliver prompt notice is prejudicial to its ability to defend such action. Pharmacyclics’ obligation to Indemnify the Celera Indemnitees pursuant to this Section 9.2 will not apply to the extent of any Losses (i) that arise from the negligence or

*Confidential Treatment Requested by Celera Corporation*

intentional misconduct of any Celera Indemnitee, (ii) for which Celera is obligated to Indemnify the Pharmacyclics Indemnitees pursuant to Section 9.1 of this Agreement, or (iii) that arise from any material breach by Celera of this Agreement.

9.3          Insurance.  Within thirty (30) days after the Effective Date, each Party, at its own expense, will procure and maintain during the Term, insurance policy or policies, including in the case of Pharmacyclics product liability insurance, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated. As of the Effective Date, Pharmacyclics will carry comprehensive general liability, property damage, and product liability insurance with an insurance limit of $10,000,000 and, thereafter, will maintain coverage that is reasonable and customary for a similarly situated biopharmaceutical company. Celera may self-insure all or part of any such obligation consistent with pharmaceutical industry practices. Each insurance policy required by, and procured under, this Section 9.3 by a Party will name the other Party as an additional insured. The existence of such insurance will not limit the insuring Party’s liability with respect to its indemnification obligations under this Article 9. Each Party will provide the other Party with written evidence of such insurance upon request, and will provide the other Party with written notice at least thirty (30) days prior to the cancellation, non-renewal or material change in such insurance or self-insurance which materially adversely affects the rights of such other Party hereunder.

9.4          Limitation of Liability.  Neither Party nor its respective Affiliates and licensees will be liable for special, exemplary, consequential or punitive damages, whether in contract, warranty, tort, strict liability or otherwise incurred by the other party in connection with this Agreement, including but not limited to damages measuring lost profits or business opportunities. Notwithstanding the foregoing, amounts paid by a Party to a Third Party as special, exemplary, consequential or punitive damages, whether in contract, warranty, tort, strict liability or otherwise will be reimbursed by the other Party to the extent such other Party is required to Indemnify such first Party pursuant to the Indemnifications of Section 9.1 or of Section 9.2.

ARTICLE 10

CONFIDENTIALITY

10.1        Treatment of Confidential Information.  The Parties agree that during the Term, and for a period of [***] years after this Agreement expires or terminates, a Receiving Party must (a) maintain in confidence the Disclosing Party’s Confidential Information to the same extent the Receiving Party maintains its own proprietary information of similar kind and value (but at a minimum each Party will use commercially reasonable efforts to maintain Confidential Information in confidence); (b) not disclose such Confidential Information to any Third Party without prior written consent of the Disclosing Party, except for disclosures to its licensees and commercial partners for Assigned Products who agree to be bound by obligations of non-disclosure and non-use at least as stringent as those contained in this Article 10; and (c) not use such Confidential Information for any purpose except those purposes permitted by this Agreement.

*Confidential Treatment Requested by Celera Corporation*

10.2        Authorized Disclosure.  Notwithstanding any other provision of this Agreement, each Party may disclose Confidential Information of the other Party:

(a)                               to the extent and to the persons and entities as required by an applicable law, rule, regulation, legal process, court order or the rules of the National Association of Securities Dealers or of a Regulatory Authority; or

(b)                               as necessary to file or prosecute those patent applications for which either Party has the right to assume prosecution or maintenance, pursuant to Section 7.1 of this Agreement (in the case of Celera’s Confidential Information), prosecute or defend litigation or otherwise establish rights or enforce obligations under this Agreement, but only to the extent that any such disclosure is necessary;

 provided, however, that the Receiving Party required or intending to disclose the Disclosing Party’s Confidential Information under Section 10.2(a) or Section 10.2(b) will first give prompt notice to the Disclosing Party to enable it to seek any available exemptions from or limitations on such disclosure requirement and will reasonably cooperate in such efforts by the Disclosing Party.

10.3        Publicity; Terms of Agreement. The Parties agree that the existence of and the material terms of this Agreement are Confidential Information of both Parties, subject to the special authorized disclosure provisions set forth below in this Section 10.3 (in lieu of the authorized disclosure provisions set forth in Section 10.2, to the extent of any conflict) and without limiting the generality of the definition of Confidential Information set forth in Section 1.17. The Parties will mutually agree the text of a press release announcing the execution of this Agreement. Thereafter, if either Party desires to make a public announcement concerning this Agreement or the terms hereof, such Party will give reasonable prior advance notice of the proposed text of such announcement to the other Party for its prior review and approval, such approval not to be unreasonably withheld. A Party will not be required to seek the permission of the other Party to repeat any information as to the terms of this Agreement that have already been publicly disclosed by such Party in accordance with the foregoing or by the other Party. Either Party may disclose the terms of this Agreement to potential investors who agree to be bound by obligations of non-disclosure and non-use at least as stringent as those contained in this Article 10. The Parties acknowledge that Celera and/or Pharmacyclics may be obligated to file a copy of this Agreement with the U.S. Securities and Exchange Commission with its next quarterly report on Form 10-Q, annual report on Form 10-K or current report on Form 8-K or with any registration statement filed with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended and each such Party will be entitled to make such filing, provided that it requests confidential treatment of the more sensitive terms hereof to the extent such confidential treatment reasonably available to the filing Party under the circumstances then prevailing. In the event of any such filing, the filing Party will provide the non-filing Party with an advance copy of the Agreement marked to show provisions for which the filing Party intends to seek confidential treatment and will reasonably consider the non-filing Party’s timely comments thereon.

*Confidential Treatment Requested by Celera Corporation*

ARTICLE 11

TERM AND TERMINATION

11.1        Term.  This Agreement will become effective on the Effective Date and will remain in effect, unless earlier terminated pursuant to this Article 11, until expiration of Pharmacyclics’ obligation to pay Royalties pursuant to Section 6.5.

11.2        Termination for Default.  This Agreement may be terminated effective immediately by written notice by either Party at any time during the Term for Default by the other Party, which Default remains uncured for [***] days, measured from the date written notice of such Default is given to the Defaulting Party, provided, however, that if such Default is not susceptible of cure within the stated period and the Defaulting Party uses diligent good faith efforts to cure such Default, the stated period will be extended by an additional [***] days.

11.3        Reversion.  In the event of termination of this Agreement before expiration of the Term, Pharmacyclics will assign to Celera all right, title and interest in and to all Celera Intellectual Property.

11.4        Survival.  The following provisions will survive any expiration or termination of this Agreement for the period of time specified: Articles 9, 10, 12 and 13, and Sections 8.6 and 11.4. Termination of this Agreement will not relieve the Parties of any liability which accrued hereunder prior to the effective date of such termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement nor prejudice either Party’s right to obtain performance of any obligation. The remedies provided in this Article 11 are not exclusive of any other remedies a Party may have in law or equity.

ARTICLE 12

DISPUTE RESOLUTION

12.1        Disputes. The Parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to either Party’s rights or obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising from, concerning or in any way relating to this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Section 12.1 if and when a dispute arises under this Agreement. The Parties will undertake good faith efforts to resolve any such dispute in good faith. In the event the Parties are unable to resolve such dispute, either Party may, by written notice to the other Party, have any dispute between the Parties remaining unresolved after [***] days referred to their respective executive officers designated below or their designees or successors for attempted resolution by good faith negotiations within [***] days after such notice is received. Such designated officers are as follows:

*Confidential Treatment Requested by Celera Corporation*

For Pharmacyclics:   Richard A. Miller, M.D., President and Chief Executive Officer

For Celera:   President, the Celera Genomics Group of Applera Corporation

If the designated officers are not able to resolve such dispute within such [***] day period, either Party may at any time thereafter pursue any legal or equitable remedy available to it. Notwithstanding the above, either Party will be entitled at all times and without delay to seek equitable relief The Parties agree that all discussions and negotiations conducted pursuant to this Section 12.1, and any documents exchanged during any such discussions or negotiations, will be treated as if subject to Rule 408, Federal Rules of Evidence.

12.2        Governing Law; Judicial Resolution. Resolution of all disputes arising out of or related to this Agreement or the performance, enforcement, breach or termination of this Agreement and any remedies relating thereto, will be governed by and construed under the substantive laws of the State of California, as applied to agreements executed and performed entirely in the State of California by residents of the State of California, without regard to conflicts of law rules. The exclusive jurisdiction for any dispute arising under this Agreement will be a state or federal court of competent jurisdiction in California.

12.3        Patent Dispute Resolution. Any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any patent rights claiming the use or sale of any Assigned Product will be submitted to a court of competent jurisdiction in which such patent rights were granted or arose. Notwithstanding the foregoing, any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any United States patent rights covering the use or sale of any Assigned Product will be submitted to a court of competent jurisdiction in the State of California.

ARTICLE 13

MISCELLANEOUS

13.1        Entire Agreement; Amendment. This Agreement (including all exhibits) and the Confidential Disclosure Agreement dated February 3, 2006 and the Confidential Disclosure Agreement dated March 9, 2006, set forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto and supersedes and terminates all prior and contemporaneous agreements and understandings between the Parties. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement will be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

13.2        Force Majeure. Both Parties will be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by Force Majeure and the nonperforming Party promptly provides notice of the prevention to the other

*Confidential Treatment Requested by Celera Corporation*

Party. Such excuse will be continued so long as the condition constituting Force Majeure continues and the nonperforming Party uses reasonable efforts to remove the condition. Incidents of Force Majeure will not excuse the mere payment of money. If Pharmacyclics is excused from performance under this Agreement by Force Majeure for a continuous period of six (6) months or more, Celera may terminate this Agreement by thirty (30) days advance written notice.

13.3        Notices. Any notice required or permitted to be given under this Agreement must be in writing, must specifically refer to this Agreement and will be deemed to have been sufficiently given for all purposes if mailed by first class certified or registered mail, postage prepaid, express delivery service or personally delivered, or if sent by facsimile, electronic transmission confirmed. Unless otherwise specified in writing, the mailing addresses of the Parties are as described below.

For Celera:	Celera Genomics
45 West Gude Drive
Rockville, Maryland 20850
Fax: 240-453-3781
Attn: Legal Department

With a Copy to:	Applera Corporation
301 Merritt 7
Norwalk, Connecticut 06851
Attn: General Counsel
Fax: 203-840-2902

For Pharmacyclics:	Pharmacyclics, Inc.
995 E. Arques Avenue
Sunnyvale, California 94085-4521
Fax: 408-774-4594
Attention: Vice President, Business Development

With a Copy to: Chief Financial Officer

13.4        Maintenance of Records. Each Party will keep and maintain all records required by law or regulation with respect to Assigned Products and will make copies of such records available to the other Party upon request.

13.5        No Strict Construction. This Agreement has been prepared jointly and will not be strictly construed against either Party.

13.6        Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

13.7        Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be

*Confidential Treatment Requested by Celera Corporation*

or is taken, the provision will be considered severed from this Agreement and will not serve to invalidate any remaining provisions hereof. The Parties must make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

13.8        Headings. The headings for each article and section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular article or section.

13.9        Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

13.10      Independent Contractors. The relationship between Pharmacyclics and Celera created by this Agreement is one of independent contractors and neither Party will have the power or authority to bind or obligate the other except as expressly set forth in this Agreement.

13.11      Use of Name. No right, express or implied, is granted to either Party by this Agreement to use in any manner any trademark, trade name or logo of the other Party, including the names “Celera” and “Pharmacyclics”, without the prior written consent of the owning Party.

13.12      No Waiver. Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter will not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.

*Confidential Treatment Requested by Celera Corporation*

IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by their duly authorized representatives.

APPLERA CORPORATION THROUGH THE CELERA GENOMICS GROUP		PHARMACYCLICS, INC.

By:	/s/ Kathy Ordoñez	By:	/s/ Richard H. Miller
Print Name:	Kathy Ordoñez	Print Name:	Richard H. Miller
Title:	Senior Vice President	Title:	Pres + CEO

*Confidential Treatment Requested by Celera Corporation*

EXECUTION COPY

EXHIBIT 1.10

CELERA PATENTS

TTC’s Ref. No.	Celera’s Ref. No.		Country		Serial No.		File Date
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]

*Confidential Treatment Requested by Celera Corporation*

TTC’s Ref. No.	Celera’s Ref. No.		Country		Serial No.		File Date
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]

*Confidential Treatment Requested by Celera Corporation*

TTC’s Ref. No.	Celera’s Ref. No.		Country		Serial No.		File Date
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]

*Confidential Treatment Requested by Celera Corporation*

TTC’s Ref. No.	Celera’s Ref. No.		Country		Serial No.		File Date
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]
	[***	]	[***	]	[***	]
	[***	]	[***	]	[***	]

*Confidential Treatment Requested by Celera Corporation*

TTC’s Ref. No.	Celera’s Ref. No.		Country		Serial No.		File Date
			[***	]	[***	]
	[***	]	[***	]	[***	]	[***	]
	[***	]	[***	]	[***	]	[***	]
	[***	]	[***	]	[***	]	[***	]
	[***	]	[***	]	[***	]	[***	]
	[***	]	[***	]	[***	]	[***	]
	[***	]	[***	]	[***	]	[***	]
[***]
	[***	]	[***	]	[***	]
	[***	]	[***	]	[***	]
	[***	]	[***	]	[***	]
	[***	]	[***	]	[***	]
	[***	]	[***	]	[***	]
	[***	]	[***	]	[***	]
	[***	]	[***	]	[***	]

[***]

*Confidential Treatment Requested by Celera Corporation*

EXHIBIT 1.13

CLINICAL TRIAL

CLINICAL STUDY PROTOCOL #[***]

Study Entitled: [***]

PRINCIPAL INVESTIGATOR:	[***]

STUDY LOCATION:	[***]

ORIGINAL PROTOCOL:	[***]

AMENDMENT NUMBER:	[***]

AMENDMENT DATE:	[***]

*Confidential Treatment Requested by Celera Corporation*

PROTOCOL SUMMARY

TITLE:	[***]
PRINCIPAL INVESTIGATOR:	[***]
STUDY CENTER:	[***]
CLINICAL PHASE:	[***]
OBJECTIVE:	[***]
[***]
METHODOLOGY:	[***]
NUMBER OF TREATED PATIENTS PLANNED:	[***]
DIAGNOSIS AND CRITERIA FOR INCLUSION:	[***]
TEST PRODUCT:	[***]
DOSE(S):	[***]
[***]
[***]
[***]
[***]
[***]
ROUTE OF ADMINISTRATION:	[***]
MAXIMUM DURATION OF TREATMENT:	[***]
REFERENCE THERAPY:	[***]
CRITERIA FOR EVALUATION:	[***]

*Confidential Treatment Requested by Celera Corporation*

EXHIBIT 2.2(b)

FORM OF ASSIGNMENT

ASSIGNMENT

WHEREAS, APPLERA CORPORATION[, by and through the CELERA GENOMICS GROUP], ASSIGNOR, a corporation organized and existing under the laws of the State of Delaware, United States of America, and having a place of business at 45 West Gude Drive, Rockville, Maryland 20850, is the owner of the entire right, title and interest in, and to the United States Letters Patent No.                     , which issued from United States Letters Patent Application Serial No.                entitled  “                                                                  ,” and of the invention therein described; and

WHEREAS, PHARMACYCLICS, INC., ASSIGNEE, a corporation organized and existing under the laws of the State of Delaware, United States of America, and having a place of business at 995 East Arques Avenue, Sunnyvale, California 94085, is desirous of obtaining the entire right, title and interest in, to and under such patent and such invention.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) to ASSIGNOR in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, ASSIGNOR has sold, assigned, transferred and set over, and by these presents does hereby sell, assign, transfer and set over, unto ASSIGNEE, its successors, legal representatives and assigns, the entire right, title and interest in, to and under the invention, including the right to sue for past infringement, and the patent and all divisions, renewals and continuations thereof, and all patents of the United States which may be granted thereon and all reissues and extensions thereof; and all applications for industrial property protection, including, without limitation, all applications for patents, utility models, and designs which may hereafter be filed for the invention in any country or countries foreign to the United States, together with the right to file such applications and the right to claim for the same the priority rights derived from the patent under the patent laws of the United States, the International Convention for the Protection of Industrial Property, or any other international agreement or the domestic laws of the country in which any such application is filed, as may be applicable; and all forms of industrial property protection, including, without limitation, patents, utility models, inventors’ certificates and designs which may be granted for said invention in any country or countries foreign to the United States and all extensions, renewals and reissues thereof; and

ASSIGNOR HEREBY authorizes and requests the Commissioner of Patents and Trademarks of the United States, and any official of any country or countries foreign to the United States, whose duty it is to issue patents or other evidence or forms of industrial property protection on applications as aforesaid, to issue the same to ASSIGNEE, its successors, legal representatives and assigns, in accordance with the terms of this instrument; and

*Confidential Treatment Requested by Celera Corporation*

ASSIGNOR HEREBY covenants and agrees that it has the full right to convey the entire interest herein assigned, and that ASSIGNOR has not executed, and will not execute, any agreement in conflict herewith; and

ASSIGNOR HEREBY further covenants and agrees that ASSIGNOR will communicate to ASSIGNEE, its successors, legal representatives and assigns, any material facts known to ASSIGNOR respecting the invention, and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuing, reissue and foreign applications, make all rightful oaths, and generally do everything possible to aid ASSIGNEE, its successors, legal representatives and assigns, to obtain and enforce proper protection for the invention in all countries.

IN WITNESS AND IN TESTIMONY WHEREOF, I, as a duly authorized representative of ASSIGNOR, hereunto set my hand and seal this          day of April 1999.

By:

State of	)
) SS.:
)

On this           day of                         , before me, a Notary Public in and for the State and County aforesaid, personally appeared                             , to me known and known to me to be the person of that name, who signed and sealed the foregoing instrument, and he acknowledged the same to be his free act and deed.

,
Notary Public

*Confidential Treatment Requested by Celera Corporation*

EXHIBIT 2.2(c)(i)

Btk Program Information

[***]

*Confidential Treatment Requested by Celera Corporation*

EXHIBIT 2.2(c)(ii)

FACTOR VIIA PROGRAM INFORMATION

[***]

*Confidential Treatment Requested by Celera Corporation*

EXHIBIT 2.2(c)(iii)

HDAC PROGRAM INFORMATION

[***]

*Confidential Treatment Requested by Celera Corporation*

EXHIBIT 6.2

STOCK PURCHASE AGREEMENT

SEE ATTACHED